UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2025

WORLD KINECT CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 N.W. 41st Street Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WKC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 29, 2025, World Kinect Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to disclose certain executive officer promotions involving Messrs. Ira M. Birns and John P. Rau (the “Promotions”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K solely for the purpose of disclosing certain compensation now being provided to Messrs. Birns and Rau in connection with the Promotions. The disclosure contained in Item 5.02 of the Original Form 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment. Other than providing the additional information contained below in Item 5.02 of this Amendment, no other disclosure in the Original Form 8-K is amended by this Amendment.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on the Original Form 8-K filed, the Board of Directors (the “Board”) of the Company appointed Ira M. Birns, the Company’s then current Executive Vice President and Chief Financial Officer, as President and Chief Financial Officer, and appointed John P. Rau, the Company’s then current Executive Vice President, Global Aviation, Land and Marine, as Chief Operating Officer.

On June 5, 2025, the Compensation Committee of the Board granted promotion awards for Messrs. Rau and Birns. Each of the awards consists of performance-based restricted stock units with a grant date fair value of $700,000. The award will be earned only if the Company achieves a pre-determined average adjusted earnings per share goal for a three-year performance period ending December 31, 2027, and the recipient remains employed with the Company through June 5, 2028. The awards will otherwise be subject to the terms and conditions of the applicable award agreement, and will be subject to the terms and conditions of the Company’s Clawback Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 11, 2025

World Kinect Corporation

/s/ Joel M. Williams
Joel M. Williams
Assistant Corporate Secretary